FORM N-CSRS

CERTIFIED SHAREHOLDERS REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act - file number:                               811-10419

Exact Name of registrant as specified in charter:                  NorthQuest Capital Fund, Inc.

Address of principal executive offices:                                 16 Rimwood Lane

                                                                                               Colts Neck, NJ  07722

Name and address of agent for service:                                Peter J. Lencki

                                                                                              16 Rimwood Lane

                                                                                              Colts Neck, NJ  07722

Registrant telephone number, including area code:              732-842-3465

Date of fiscal year:                                                                December 31st

Date of reporting period:                                                      6/30/2022

ITEM  1.   Report to Shareholders.

NORTHQUEST CAPITAL FUND, INC.

SEMI-ANNUAL REPORT

JUNE 30, 2022

(UNAUDITED)

NorthQuest Capital Fund, Inc.

16 Rimwood Lane

Colts Neck, NJ  07722

1-800-239-9136

Ticker: NQCFX

www.NorthQuestFund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.northquestfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

NORTHQUEST CAPITAL FUND, INC.

SHAREHOLDER LETTER

JUNE 30, 2022 (UNAUDITED)

To the Shareholders of NorthQuest Capital Fund, Inc.:

Our Fund began the year at a share price of $26.52 and ended the past six months at $19.31.  The Fund’s total return for this period decreased 27.19%. Please see the performance chart.

The Fund and Other Indexes 2022 Performance Year-To-Date (Loss)
NorthQuest Capital Fund (27.19%)
Dow Jones Industrial Average (15.31%)
NASDAQ Composite (29.51%)
S&P500 Index with dividends reinvested (19.96%)

Sales
Company	Shares sold	Company	Shares sold
1. Adobe, Inc. (ADBE)	All	4. Fortinet, Inc. (FTNT)	300
2. Amazon, Inc. (AMZN)	All	5. Generac Holdings, Inc. (GNRC)	200
3. Dollar General Corp. (DG)	All	6. O’Reilly Automotive, Inc. (ORLY)	100
4. Edward Lifesciences Corp. (EW)	All	8. Royal Gold, Inc. (RGLD)	All

Purchases
Company	Shares purchased	Company	Shares purchased
1. Amazon, Inc. (AMZN)	5	6. Alphabet, Inc. (GOOG)	110
2. Continental Resources, Inc. (CLR)	3500	7. Monolithic Power Sys, Inc. (MPWR)	500
3. Deere & Company (DE)	700	8. Microsoft Corp. (MSFT)	200
4. EOG Resources, Inc. (EOG)	2000	9. Lam Research Corp. (LRCX)	100
5. Generac Holdings, Inc. (GNRC)	300	10.UnitedHealth Group Inc. (UNH)	50

Strategy

    During the first half of 2022 the Fund invested in four new common stocks, CLR, DE, EOG, and GOOG. CLR and EOG have become efficient operators that use technology to search, drill, and maximize production of crude oil and natural gas. The illogical U.S. domestic energy policy and the Russia-Ukraine war have caused a shortage of available petroleum and natural gas. As a consequence, energy prices have soared which has significantly increased free cash flow to petroleum companies, such as, CLR and EOG. Most importantly, these companies may use the increased free cash flow to reduce their debt load, as well as, return capital to shareholders through share buybacks and increased dividend payments.

     During the second quarter, the Fund invested in DE as the share price of DE fell dramatically. Currently, farmers are coping with high fertilizer and fuel costs, rising interest rates, along with volatile agricultural commodity prices. The Russia-Ukraine war and supply chain disruptions have also impacted crop prices. DE has an extensive dealership network to provide parts and services to help DE customers, especially farmers, maintain their machinery until they are ready to buy or lease new equipment with the latest embedded technology. DE has a diversified business model since it also globally manufactures equipment for the lawn, construction, and forestry industries. Additionally, Deere has a financial service division to finance a purchase or lease. Fundamentally, DE has been effectively growing revenues and earnings.

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NORTHQUEST CAPITAL FUND, INC.

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

     GOOG shares were purchased to replace ADBE shares. GOOG provides internet search technology, online advertising, cloud computing, computer software, and consumer electronics. GOOG has very little debt, occasionally repurchases its shares, and has approximately $134.0 billion in cash assets as of the period ended March 31, 2022. Rising interest rates should not materially impact GOOG.

    The Fund also added to its other technology investments by purchasing additional shares of LRCX, MPWR, and MSFT. All shares of AMZN, DG, and EW were sold due to specific issues affecting their operations, such as, lower profit margins, higher transportation costs, labor shortages, rising wages, and excess inventories. Sinking metal prices and higher interest rates were factors in selling all shares of RGLD.

    On March 31, 2022 our shareholders elected four directors to serve one-year terms on the Fund’s Board of Directors. Fund shareholders ratified Sanville & Company, an independent registered public accounting firm, to audit the Fund’s financial statements for 2022. See section “Shareholder Meeting” in this report for the results.  Thank you for your votes!

    You will find enclosed the Fund’s financial report. Please do not hesitate to call or write me with regard to any comments or questions about this report.

Sincerely,

Peter J. Lencki

President

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NORTHQUEST CAPITAL FUND, INC.

TOP TEN HOLDINGS as a Percentage of the Fund's Net Assets

JUNE 30, 2022 (UNAUDITED)

1.	Monolithic Power Systems, Inc.	5.62%
2.	Apple, Inc.	5.33%
3.	Fortinet, Inc.	5.06%
4.	Arthur J. Gallagher & Co.	5.04%
5.	UnitedHealth Group, Inc.	5.01%
6.	Mastercard, Inc. Class A	4.62%
7.	Pool Corp.	4.57%
8.	Home Depot, Inc.	4.46%
9.	S&P Global, Inc.	4.38%
10.	The Sherwin-Williams Co.	4.37%
		48.46%

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NORTHQUEST CAPITAL FUND, INC.

PORTFOLIO ILLUSTRATION

JUNE 30, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology 30.83%
Basic Materials 4.35%
Cash Equivalent 1.30%
Communication Services 3.89%
Consumer Cyclical 8.53%
Energy 7.28%
Financial Services 17.32%
Healthcare 12.38%
Industrials 14.12%

Sectors are categorized using Morningstar® classifications.

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NORTHQUEST CAPITAL FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2022 (UNAUDITED)

Shares		Fair Value

COMMON STOCKS - 99.15%

Communication Equipment - 2.87%
600	Zebra Technologies Corp. Class A *	$ 176,370

Crude Petroleum & Natural Gas - 7.31%
3,500	Continental Resources, Inc.	228,725
2,000	EOG Resources, Inc.	220,880
		449,605
Electronic Computers - 5.33%
2,400	Apple, Inc.	328,128

Farm Machinery & Equipment - 3.41%
700	Deere & Co.	209,629

Hospital & Medical Service Plans - 5.01%
600	UnitedHealth Group, Inc.	308,178

Insurance Agents Brokers & Services - 5.04%
1,900	Arthur J. Gallagher & Co.	309,776

Motors & Generators - 2.74%
800	Generac Holdings, Inc. *	168,464

Pharmaceutical Preparations - 4.19%
1,500	Zoetis, Inc. Class A	257,835

Railroads, Line-Haul Operating - 3.47%
1,000	Union Pacific Corp.	213,280

Retail-Auto & Home Supply Stores - 4.11%
400	O'Reilly Automotive, Inc. *	252,704

Retail-Building Materials, Hardware, Garden Supply - 4.37%
1,200	The Sherwin-Williams Co.	268,692

Retail-Lumber & Other Building Materials Dealers - 4.46%
1,000	Home Depot, Inc.	274,270

Security & Commodity Brokers, Dealers, Exchanges & Services - 3.36%
2,200	Intercontinental Exchange, Inc.	206,888

Semiconductors & Related Devices - 5.62%
900	Monolithic Power Systems, Inc.	345,636

Services-Business Services - 4.62%
900	Mastercard, Inc. Class A	283,932

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Shares		Fair Value

Services-Computer Programming, Data Processing, Etc. - 3.91%
110	Alphabet, Inc. Class C *	$ 240,620

Services-Consumer Credit Reporting, Collection Agencies - 4.38%
800	S&P Global, Inc.	269,648

Services-Prepackaged Software - 7.93%
600	Intuit, Inc.	231,264
1,000	Microsoft Corp.	256,830
		488,094
Software - Infrastructure - 5.06%
5,500	Fortinet, Inc. *	311,190

Special Industry Machinery - 4.16%
600	Lam Research Corp.	255,690

Surgical & Medical Instruments - 3.23%
1,000	Stryker Corp.	198,930

Wholesale-Misc. Durable Goods - 4.57%
800	Pool Corp.	280,984

TOTAL COMMON STOCKS (Cost $4,176,430) - 99.15%		6,098,543

SHORT-TERM INVESTMENT - 1.30%
80,010	Huntington Conservative Deposit Account 1.27% **	80,010
TOTAL SHORT-TERM INVESTMENT (Cost $80,010) - 1.30%		80,010

TOTAL INVESTMENTS (Cost $4,256,440) - 100.45%		6,178,553

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.45)%		(27,766)

NET ASSETS - 100.00%		$ 6,150,787

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2022.

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2022 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $4,256,440)	$6,178,553
Cash	500
Receivables:
Dividends and Interest	3,039
Portfolio Securities Sold	63,101
Prepaid Expenses	1,513
Total Assets	6,246,706
Liabilities:
Due to Advisor	5,172
Receivables:
Portfolio Securities Purchased	85,257
Accrued Expenses	5,490
Total Liabilities	95,919

Net Assets	$6,150,787

Net Assets Consist of:
Common Stock, at $0.001 par value	$ 319
Paid In Capital	4,018,474
Distributable Earnings	2,131,994
Net Assets, for 318,592 Shares Outstanding	$6,150,787

Net Asset Value Per Share	$ 19.31

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022 (UNAUDITED)

Investment Income:
Dividends	$ 26,952
Interest	193
Total Investment Income	27,145

Expenses:
Advisory fees	34,715
Trustee fees	149
Transfer Agent fees	4,932
Audit fees	4,673
Custody	2,331
Insurance fees	201
State taxes	1,500
Registration	1,941
Postage & printing	570
NASDAQ fees	358
Other expenses	784
Total Expenses	52,154

Net Investment Loss	(25,009)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	234,890
Net Change in Unrealized Depreciation on Investments	(2,477,455)
Realized and Unrealized Loss on Investments	(2,242,565)

Net Decrease in Net Assets Resulting from Operations	$(2,267,574)

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2022	12/31/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (25,009)	$ (57,878)
Net Realized Gain on Investments	234,890	497,768
Unrealized Appreciation (Depreciation) on Investments	(2,477,455)	1,578,983
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,267,574)	2,018,873

Distributions to Shareholders:	-	(497,519)

Capital Share Transactions	166,431	869,995

Total Increase (Decrease) in Net Assets	(2,101,143)	2,391,349

Net Assets:
Beginning of Year/Period	8,251,930	5,860,581

End of Year/Period	$ 6,150,787	$ 8,251,930

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year/period.

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2022 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations: NorthQuest Capital Fund, Inc. (the “Fund”) was incorporated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002.  The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933.

The Fund's investment objective is to seek long-term capital appreciation and to secondarily earn dividend income.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal and state of New Jersey, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2022, the Fund did not incur any interest or penalties.

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, annually.

Other:  The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Cash and Cash Equivalents: The Fund maintains its cash in an account at a custodian bank, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent events: Management has evaluated subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors have adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

•

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2022:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 6,098,543	$ -	$ -	$ 6,098,543
Short-Term Investment	80,010	-	-	80,010
	$ 6,178,553	$ -	$ -	$ 6,178,553

* Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the six months ended June 30, 2022. The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2022. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with Emerald Research Corporation (“the Advisor”), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the average daily closing net assets of the Fund and are payable monthly. The investment advisory fee earned by the Advisor for the six months ended June 30, 2022 was $34,715. The Advisor has contractually agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund for expenses if and to the extent that the Fund’s aggregate annual operating expenses exceed 1.79% of the Fund’s daily average net assets until August 10, 2022. The Fund owed the Advisor $5,172 at June 30, 2022 for advisory fees. There was no reimbursement for the six months ended June 30, 2022.

Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund.

4.  CAPITAL SHARE TRANSACTIONS

As of June 30, 2022, there were 500,000,000 shares of $0.001 par value capital stock authorized. Total capital stock and paid-in capital as of June 30, 2022 amounted to $4,018,793. Transactions in capital for the six months ended June 30, 2022 and the year ended December 31, 2021 were as follows:

	June 30, 2022		December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	9,083	$ 203,296	17,798	$ 390,078
Shares reinvested	-	-	18,669	497,519
Shares redeemed	(1,678)	(36,865)	(649)	(17,602)
Net increase	7,405	$ 166,431	35,818	$ 869,995

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

5.  INVESTMENT TRANSACTIONS

For the six months ended June 30, 2022, purchases and sales of investment securities other than short-term investments aggregated $1,396,865 and $1,257,046, respectively.

6.  TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in these financial statements in accordance with U.S. GAAP.

As of December 31, 2021, the tax basis components of unrealized appreciation (depreciation) and cost of investments were as follows:

Gross tax appreciation of investments	$ 4,400,003
Gross tax depreciation of investments	$ (435)
Net tax appreciation of investments	$ 4,399,568

Federal tax cost of investments, including short-term investments	$ 3,853,959

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

	2021	2020
Long-term capital gain	$497,519	$606,001

There were no distributions paid for the six months ended June 30, 2022.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2021, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$4,399,568
Total Distributable Earnings, Net	$4,399,568

In accordance with GAAP, the Fund recorded a permanent book/tax difference of $57,629 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

7.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2022, the Portfolio manager and immediate family members, in aggregate, owned approximately 39% of the shares of the Fund.

8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties.  The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  The Fund expects the risk of loss to be remote.

9. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

 An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

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NORTHQUEST CAPITAL FUND, INC.

EXPENSE ILLUSTRATION

JUNE 30, 2022 (UNAUDITED)

   Expense Example

As a shareholder of the NorthQuest Capital Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2022	June 30, 2022	January 1, 2022 to June 30, 2022

Actual	$1,000.00	$ 728.13	$6.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.31	$7.55

* Expenses are equal to the Fund's annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semi-Annual Report |  17

NORTHQUEST CAPITAL FUND, INC.

ADDITIONAL INFORMATION

JUNE 30, 2022 (UNAUDITED)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-239-9136, free of charge.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-239-9136.  The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the Securities and Exchange Commission website at http://www.sec.gov.

ADDITIONAL INFORMATION

The Fund's Statement of Additional Information ("SAI") includes additional information about the directors and is available, without charge, upon request.  You may call toll-free 1-800-239-9136 to request a copy of the SAI or to make shareholder inquiries.

SHAREHOLDER MEETING

At the Fund’s annual shareholder meeting held on March 31, 2022, shareholders of record on January 21, 2022, elected four directors. In addition, Fund shareholders ratified the selection of Sanville & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Below are the voting results from the meeting:

Total Shares Voted:                  264,083

Total Outstanding Shares:        311,787

Proposal #1. The following four persons were elected to serve as directors of the Fund.

				Shares
	For	Against	Abstain	Returned
Charles G. Camarata	264,083	0	0	264,083
William S. Foote, Jr.	264,083	0	0	264,083
Peter J. Lencki	264.083	0	0	264,083
George Sikora	264,083	0	0	264,083
Total	264,083
Percentage of Shares Voted	84.70%

Semi-Annual Report |  18

NORTHQUEST CAPITAL FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Proposal #2. The shareholders approved the appointment of Sanville & Company as the independent registered public accounting firm to perform the audit of the Fund’s financial statements for the year ending December 31, 2022.

                                                                                                                             Shares

                                                       For                 Against          Abstain       Returned

Sanville & Company                 264,083                     0                     0              264,083

   Total                                       264,083

   Percentage of Shares Voted    84.70%

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a Liquidity Risk Management Program (the “LRM Program”) as required by Rule 22e-4 under the Investment Act of 1940. The LRM

Program was devised to assess and alleviate the risk that the Fund could not meet requests to redeem Fund shares without significant dilution of the remaining investor interests in the Fund. The Fund considers a variety of factors such as the Fund’s long-term investment strategy, liquidity classifications of portfolio investments, and holdings of cash and cash equivalents during normal and unprecedented stressful stock market conditions as part of the management and assessment of liquidity risk.

On December 9, 2021, the Board reviewed the LRM Program Administrator’s annual report. The LRM Program Administrator disclosed to the Board that throughout the 12-month period ended November 30, 2021 (“Covered Period”), the Fund maintained a high level of liquidity by being primarily invested in “highly liquid investments”. During the Covered Period, there were no liquidity events that materially impacted the Fund’s ability to meet redemptions in a timely manner without dilution to existing shareholders.

Semi-Annual Report |  19

NORTHQUEST CAPITAL FUND, INC.

DIRECTORS & OFFICERS

JUNE 30, 2022 (UNAUDITED)

The Fund’s Board of Directors has the ultimate responsibility of operating the Fund.  Information about the Fund’s Directors is provided below.  Additional board member information is included in the SAI, which is available free of charge by calling 1-800-239-9136.

INDEPENDENT DIRECTORS

Name and Age	Position	Term/Time on Bd.	Principal Occupation During Last 5 Years	Other Public Company Directorships
Charles G. Camarata Age 78	Lead Director	1 year term; 10 years	Private Investor	None
William S. Foote, Jr. Age 78	Director	1 year term; 7 years	Private Investor	None
George Sikora Age 75	Director	1 year term; 6 years	Private Investor	None

INTERESTED DIRECTOR & OFFICER

Name and Age	Position	Term/Time on Bd.	Principal Occupation During Last 5 Years	Other Public Company Directorships
Peter J. Lencki Age 67	Chairman President/ Treasurer Chief Compliance Officer	1 year term; 20 years	Portfolio Manager NorthQuest Capital Fund	None
Mary E. Lencki * Age 64	Secretary	1 year term; 20 years	Nurse Brighton Gardens Assisted Living	None

* Directors of the Fund are considered "Interested persons", as define in the Investment Company Act of 1940, because these individuals are affiliated with the Investment Adviser. Mary and Peter Lencki have a "family relationship".

Directors of the Fund are considered “Interested Directors”, as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Fund’s Investment Adviser.  Mr. Peter Lencki is president/owner of the Fund’s Investment Advisor.

No compensation was paid to either the independent or interested directors during the six months ended June 30, 2022.

Semi-Annual Report |  20

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Semi-Annual Report |  21

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Semi-Annual Report |  22

Board of Directors

Charles G. Camarata

William S. Foote, Jr.

Peter J. Lencki

George Sikora

Investment Adviser

Emerald Research Corporation

16 Rimwood Lane

Colts Neck, NJ 07722

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

Administration and Compliance

Empirical Administration, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc.  Such offering is made only by prospectus, which includes details as to offering price and material information.

Item  2.  Code of Ethics. Not Applicable

Item 3.  Audit Committee Financial Expert. Not Applicable

Item 4.  Principal Accountant Fees and Services. Not Applicable

Item 5.  Audit Committee of Listed Registrants. Not Applicable.

Item 6.  Schedule of Investments - Included in Item1, report to shareholders, of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End

              Management Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchase of Equity Securities by Closed-End Management Investment Company

              and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)

The Principal executive and financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a) 12 (a) 2

A separate certification of the principal executive and principal financial officer as required by Rule 30a-2(a) und the Investment company Act of 1940 is filed herewith as an exhibit to and part of this Form N-CSRS.

(b) 12 (b)

A separate certification of the principal executive and principal financial offices required by Section 906 of the Sarbanes-Oxley Act is filed herewith as an exhibit to and part of this Form N-CSRS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                                       NorthQuest Capital Fund, Inc.

By (Signature and Title)                                    /s/  Peter J. Lencki

                                                                                 Peter J. Lencki

                                                                                 President

                                                                                 Principal Executive Officer

         Principal Financial Officer

Date: August 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report to be signed below by the following person on behalf of the registrant and in capacities and on the date indicated.

(Registrant)                                                        NorthQuest Capital Fund, Inc.

By (Signature and Title)                                    /s/  Peter J. Lencki

                                                                                 Peter J. Lencki

                                                                                 President

         Principal Executive Officer

                                                                                 Principal Financial Officer

Date: August 15, 2022